UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 18, 2016

TIME WARNER CABLE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33335	84-1496755
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Columbus Circle New York, New York		10023
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 364-8200
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

Pursuant to that certain Agreement and Plan of Mergers, dated as of May 23, 2015 (the “Merger Agreement”), by and among Time Warner Cable Inc. (the “Company”), Charter Communications, Inc. (“Charter”), CCH I, LLC (“New Charter”), then a wholly owned subsidiary of Charter, Nina Corporation I, Inc. (“Merger Subsidiary One”), Nina Company II, LLC (“Merger Subsidiary Two”), a wholly owned subsidiary of New Charter, and Nina Company III, LLC (“Merger Subsidiary Three”), a wholly owned indirect subsidiary of New Charter, on May 18, 2016, the parties completed a series of transactions pursuant to which, among other things, (i) Merger Subsidiary One was first merged with and into the Company, with the Company continuing as the surviving corporation (the “First Company Merger”), (ii) immediately thereafter, the Company merged with and into Merger Subsidiary Two, with Merger Subsidiary Two continuing as the surviving entity (the “Second Company Merger”), and (iii) immediately thereafter, Charter merged with and into Merger Subsidiary Three, with Merger Subsidiary Three continuing as the surviving entity and a wholly owned subsidiary of New Charter, which resulted in the Company and Charter becoming wholly owned subsidiaries of New Charter (collectively, the “Mergers”) on May 18, 2016.  Following the consummation of the Mergers, New Charter became the new public company parent that holds the operations of the combined companies.
Item 1.02.          Termination of a Material Definitive Agreement
Concurrently with the consummation of the Mergers, the Company terminated its existing $3.5 billion senior unsecured five-year revolving credit facility, among the Company, as borrower, the lenders from time to time party thereto and Citibank, N.A., as Administrative Agent, that was scheduled to mature on April 27, 2017. No early termination fees were incurred by the Company in connection with such termination.
Item 2.01.          Completion of Acquisition or Disposition of Assets
The information provided in the Introduction section of this Current Report on Form 8-K is incorporated by reference herein.
Pursuant to the terms and conditions of the Merger Agreement, on May 18, 2016, each share of the Company’s common stock outstanding immediately prior to the effective time of the First Company Merger (other than as provided below and any shares of the Company’s common stock owned by stockholders who neither voted in favor of the First Company Merger nor consented thereto in writing and who demanded properly in writing appraisal for such shares in accordance with Section 262 of the General Corporation Law of the State of Delaware (the “Dissenting Shares”)) was canceled and converted into the right to receive either $100.00 in cash and shares of New Charter Class A common stock (“New Charter common stock”) equivalent to 0.5409 shares of Charter Class A common stock (“Charter common stock”) or, at the election of a stockholder who had made a valid and timely election (an “Electing Stockholder”), $115.00 in cash and shares of New Charter common stock equivalent to 0.4562 shares of Charter common stock (in either case, the “Merger Consideration”).  Upon the consummation of the Mergers, shares held by the Company as treasury stock or owned by Merger Subsidiary One immediately prior to the effective time of the First Company Merger were canceled without the right to receive any payment with respect thereto.  Shares of the Company’s common stock held by Liberty Broadband Corporation or Liberty Interactive Corporation (together, the “Liberty Parties”) immediately prior to the effective time of the First Company Merger converted only into the right to receive shares of New Charter common stock equivalent to 1.016 shares of Charter common stock.
The description of the Mergers contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 29, 2015, and is incorporated by reference herein.

Item 3.01.          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
As a result of the consummation of the Mergers, all shares of the Company’s common stock were either canceled for no consideration or canceled and converted into the right to receive the Merger Consideration.  Accordingly, on May 18, 2016, in connection with the consummation of the Mergers, the Company notified the New York Stock Exchange (the “NYSE”) of its intent to remove the Company’s common stock from listing on the NYSE and requested that the NYSE file with the SEC an application on Form 25 to report the delisting of the Company’s common stock from the NYSE under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to deregister the Company’s common stock under Section 12(g) of the Exchange Act and to suspend the reporting obligations of the Company with respect to the common stock under Sections 13(a) and 15(d) of the Exchange Act by filing a Form 15 with the SEC.
Item 3.03.          Material Modifications to Rights of Security Holders
As a result of the consummation of the Mergers on May 18, 2016, each share of the Company’s common stock outstanding immediately prior to the effective time of the First Company Merger (other than the Dissenting Shares, shares held by the Company as treasury stock or owned by Merger Subsidiary One and shares of the Company’s common stock held by the Liberty Parties) was canceled and converted into the right to receive the applicable Merger Consideration.
The Company’s equity awards held by individuals who were employed by the Company as of the consummation of the Mergers, whether or not then exercisable or vested, were canceled and converted into New Charter equity awards based on an exchange ratio determined based on the value a stockholder of the Company, other than an Electing Stockholder, received in the Mergers.  Equity awards held by non-employee directors and former employees, whether or not then exercisable or vested, were canceled and settled for cash in accordance with the Merger Agreement.  All of Charter’s equity awards converted into New Charter equity awards based on an exchange ratio designed to substantially preserve the value of the awards immediately before and immediately after the consummation of the Mergers.
The description of the Mergers and the Merger Agreement in Item 2.01 and the delisting and deregistration of the Company’s common stock in Item 3.01 are incorporated herein by reference.
Item 5.01.          Changes in Control of Registrant
The information set forth in the Introduction, Item 3.01 above and Item 5.02 below is incorporated herein by reference.
Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
In connection with the consummation of the Mergers, all of the directors of the Company resigned from their positions as directors of the Company, at the effective time of the Mergers. The directors of the Company did not resign because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company’s executive officers are no longer serving in such capacity as a result of the Mergers.
Item 5.03.          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
The information provided in the Introduction section of this Current Report on Form 8-K is incorporated by reference herein.

As contemplated by the Merger Agreement, the parties engaged in a series of transactions whereupon the separate existence of the Company ceased at the effective time of the Second Company Merger. The Company’s second amended and restated certificate of incorporation, as amended, and by-laws were replaced in their entirety with the certificate of formation, as amended, and the limited liability company agreement of Merger Subsidiary Two to reflect, among other things, that the Company was no longer a publicly traded entity.
Copies of the certificate of formation, as amended, and limited liability company agreement of Merger Subsidiary Two are attached hereto as Exhibits 3.1 and 3.2, respectively.

Item 9.01.          Financial Statements and Exhibits

Exhibit Number	Description
2.1
Agreement and Plan of Mergers, dated as of May 23, 2015, among Time Warner Cable Inc., Charter Communications, Inc., CCH I, LLC, Nina Corporation I, Inc., Nina Company II, LLC and Nina Company III, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 29, 2015)

3.1	Certificate of Formation of Nina Company II, LLC, as amended

3.2	Limited Liability Company Agreement of Nina Company II, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NINA COMPANY II, LLC
Successor by merger to Time Warner Cable Inc.

By:	/s/ David A. Christman
Name: David A. Christman Title: Senior Vice President

Date: May 18, 2016

EXHIBIT INDEX

Exhibit Number	Description
2.1
Agreement and Plan of Mergers, dated as of May 23, 2015, among Time Warner Cable Inc., Charter Communications, Inc., CCH I, LLC, Nina Corporation I, Inc., Nina Company II, LLC and Nina Company III, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 29, 2015)

3.1	Certificate of Formation of Nina Company II, LLC, as amended

3.2	Limited Liability Company Agreement of Nina Company II, LLC